Exhibit 2.5

FIRST AMENDMENT TO
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This First Amendment to Contribution, Conveyance and Assumption Agreement (this “Amendment”), dated September 28, 2018, but effective as of August 6, 2018 (the “Amendment Effective Date”), is by and among Andeavor Logistics LP (the “Partnership”), Tesoro Logistics Operations LLC (the “Operating Company”), Tesoro Logistics Pipelines LLC (“TLP”), Western Refining Terminals, LLC (“WRT”), Western Refining Pipeline, LLC (“WRP”), Tesoro High Plains Pipeline Company LLC (“THPPC”), Western Refining Logistics LP (“WRLP”), Tesoro SoCal Pipeline Company LLC (“TSPC”), WNRL Energy LLC (“WNRL,” and collectively with the Partnership, the Operating Company, TLP, WRT, WRP, THPPC, WRLP, and TSPC, the “Logistics Parties”);
and
Andeavor (“Andeavor”), Tesoro Refining & Marketing Company LLC (“TRMC”), Western Refining Southwest, Inc. (“WRS”), Tesoro Great Plains Gathering & Marketing LLC (“TGPGM”), Tesoro Great Plains Midstream LLC (“TGPM” and collectively with Andeavor, TRMC, WRS, TGPGM and TGPM, the “Andeavor Parties”).
The above-named entities are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties entered into that certain Contribution, Conveyance and Assumption Agreement dated effective as of August 6, 2018 (the “Original Agreement”); and
WHEREAS, the Parties desire to amend the Original Agreement on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereto agree as follows:
1.     The Parties hereby agree to delete Exhibit A, Exhibit B, Exhibit C, Exhibit J and Exhibit P attached to the Original Agreement and replace them in their entirety with Exhibit A, Exhibit B, Exhibit C, Exhibit J, and Exhibit P attached hereto and incorporated herein by reference.
2.     The Parties hereby confirm and ratify all of the terms and conditions of the Original Agreement, as amended herein, as of the Amendment Effective Date. All terms not defined herein shall have the meanings set forth in the Original Agreement.

[Signature Page Follows]

1

IN WITNESS WHEREOF, the Parties to this Amendment have caused it to be duly executed effective as of the Amendment Effective Date.

ANDEAVOR PARTIES:
ANDEAVOR By: /s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer
WESTERN REFINING SOUTHWEST, INC.

By: /s/ Gregory J. Goff
   Gregory J. Goff
   President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC

By: /s/ Gregory J. Goff
   Gregory J. Goff
   President and Chief Executive Officer

TESORO GREAT PLAINS MIDSTREAM LLC By: /s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer
TESORO GREAT PLAINS GATHERING & MARKETING LLC By: /s/ Gregory J. Goff Gregory J. Goff President and Chief Executive Officer

Signature Page First Amendment to
Contribution, Conveyance and Assumption Agreement

LOGISTICS PARTIES:
ANDEAVOR LOGISTICS LP By: TESORO LOGISTICS GP, LLC, its General Partner By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer
TESORO LOGISTICS OPERATIONS LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer
TESORO LOGISTICS PIPELINES LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer
WESTERN REFINING TERMINALS, LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer
WESTERN REFINING PIPELINE, LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

TESORO HIGH PLAINS PIPELINE COMPANY LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

Signature Page First Amendment to
Contribution, Conveyance and Assumption Agreement

WESTERN REFINING LOGISTICS LP By: Western Refining Logistics GP, LLC, its general partner By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

WNRL ENERGY LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer
TESORO SOCAL PIPELINE COMPANY LLC By: /s/ Steven M. Sterin Steven M. Sterin President and Chief Financial Officer

Signature Page First Amendment to
Contribution, Conveyance and Assumption Agreement

EXHIBIT A

Mandan Tankage
Mandan Rail Rack and Trackage
Mandan LPG Truck Rack

Asset No.	Asset Description
10002782	LEVEL & PRESSURE INDICATORS FB-766,FB-767 & FB-704
10007669	M&E- RAILTRACK SOLENOID FRZ PROTECTN
10007672	M&E-ELECTR DISTR.-REF OM PRESSURIZATN LEL DETECTOR
10007674	M&E-EXCHANGER- REFINING- TNKFLD WATER DR
10007675	M&E-FIRE/SAFETY EQPT - REFINING TANKFIELD WALKWAYS
10007677	M&E - I.S.B.L.-INSTRUMENTS-REF- LIQ LEVEL ALARM
10007679	M&E - I.S.B.L. - LINES, PIPING - REF
10007681	M&E- JP-8 MODIFICTNS-ABV GRADE PIPING
10007682	M&E-I.S.B.L.-LINES, PIPING-REF- DECANTING TANK
10007683	M&E-I.S.B.L.-LINES, PIPING-REF- TNKFLD WATER DR
10007685	M&E - I.S.B.L. - LINES, PIPING - REF
10007686	M&E -MACT - CONVERT TK 746 TO METHANOL SERV
10007688	M&E - PIPE FROM TK730/733
10007689	M&E-I.S.B.L.-LINES, PIPING-REF- TANK HEADERS
10007690	M&E - I.S.B.L. - LINES, PIPING - REF - SE 731 TK.
10007691	M&E-I.S.B.L.-LINES, PIPING-REF- E TKFLD FIREWAL
10007692	M&E-ISBL LINES- FIREWTR SYS WST TKFLD (PX-1697)
10007694	M&E-I.S.B.L.-LINES, PIPING- TNKFLD WATER DRAW SYS
10007695	ISBL LINES, PIPING - FB723 REPLACE ROOF (PX-1771)
10007696	M&E-I.S.B.L.-LINES, PIPING-REF- FB RPLC ROOF
10007697	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007700	M&E- REPL LVL ALARMS ON PROPRANE DRUMS
10007701	M&E - I.S.B.L.- REF INSTR M. BUTTONS TO ACT DELUGE
10007705	M&E - LINES, ELECTRICAL LINES: -
10007710	M&E - LINES, ELECTRICAL LINES: -
10007716	M&E - LINES, ELECTRICAL LINES: -
10007717	M&E - LINES, ELECTRICAL LINES: -
10007719	M&E - LINES, ELECTRICAL LINES: -
10007720	M&E - LINES, ELECTRICAL LINES: - EF044
10007721	M&E - LINES, ELECTRICAL LINES: - EF044
10007722	M&E - LINES, ELECTRICAL LINES: - EF044
10007723	M&E - LINES, ELECTRICAL LINES: -
10007730	ELECTRICAL LINES: - TKFIELD WATER DRAW SYSTEM
10007732	M&E - LINES, ELECTRICAL LINES: - TNKFLD WATER DR
10007736	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON

Exhibit A – Page 1
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007737	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON
10007738	M&E - LINES, ELECTRICAL LINES: - EF042 MOTOR CON
10007740	M&E - LINES, ELECTRICAL LINES: -
10007741	M&E - LINES, ELECTRICAL LINES: -
10007742	M&E - LINES, ELECTRICAL LINES: - EF043
10007743	M&E - LINES, ELECTRICAL LINES: - EF043
10007744	M&E - LINES, ELECTRICAL LINES: - EF043
10007745	M&E - LINES, ELECTRICAL LINES: - 440 VOLT
10007746	M&E - LINES, ELECTRICAL LINES - JET FUEL FACILITY
10007749	ELECTR. LINES -CONVRT TK751 TO EMERG. SERV. (X-24)
10007755	M&E - LINES, ELECTRICAL LINES: - STD.TRIPLEPHASE
10007758	M&E - LINES, ELECTRICAL LINES: -
10007761	M&E - LINES, ELECTRICAL LINES: -
10007762	M&E -LOADING RACKS - REF M&E - LOADING RACKS - REF
10007763	M&E - PROCESS UNIT - STRUCTURAL STEEL - REFINING
10007764	M&E-PUC CONST-AOC REF,TRANS,SP, N- CRD GRVITOMETER
10007766	M&E-PUC CONST-AOC REF,TRANS,SP, N- TK-769-52-06-13
10007773	M&E - PUMP UNIT - REFINING PUMP POWER UNIT - FB-716 Mixer
10007780	M&E - TANK: ABOVE GROUND STORAGE
10007781	M&E - TANK: ABOVE GROUND STORAGE
10007782	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007783	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007784	M&E - TANK: ABOVE GROUND STORAGE - REF - EF12 FB-702
10007785	M&E - TANK: ABOVE GROUND STORAGE - REF - RISER FB-734
10007786	M&E-TANK:ABOVE GRND STORAGE-REF- 5 FOAM NOZZLES FB-705
10007787	TANK 725 - CONE ROOF
10007788	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-703
10007789	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007790	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007791	M&E - TANK: ABOVE GROUND STORAGE - REF - EF15 FB-703
10007792	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746
10007793	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007794	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007795	M&E - TANK: ABOVE GROUND STORAGE - REF - EF188 FB-742
10007796	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-764
10007797	M&E-TANK:ABOVE GRND STORAGE-REF- HEATING COILS
10007798	TANK: NOZZLE ASS'MBLYS ON TANKS (MCI-2601) FB-728
10007799	TANK:ABOVE GRND STORAGE-REF- NOZZLE ASS'BLYS TK752
10007800	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL INDICATOR FB-704
10007801	M&E-TANK:ABOVE GRND STORAGE-REF- 1-1/2IN ORB VAL FB-767
10007802	M&E - TANK: ABOVE GROUND STORAGE - REFS
10007803	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752

Exhibit A – Page 2
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007804	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752
10007805	M&E - TANK: ABOVE GROUND STORAGE - REF - EF214 FB-752
10007806	TANK: ABOVE GROUND STORAGE - REFINING TANK TK-749 FB-749
10007807	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-764
10007808	M&E - TANK: ABOVE GROUND STORAGE - EF208 FB747
10007809	M&E - TANK: ABOVE GROUND STORAGE - REF - EF208 FB-747
10007810	M&E-TANK:ABOVE GRND STORAGE-REF- INSTRUMENTATION FB-704
10007811	M&E-TANK:ABOVE GRND STORAGE-REF- INSTITION TR567 FB-766
10007812	M&E-TANK:ABOVE GRND STORAGE-REF- HEATING CABLE FB-767
10007813	M&E - TANK: ABOVE GROUND STORAGE - REF - NOZZLE FB-703
10007814	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-733
10007815	TANK:ABOVE GRND STORAGE-TK 765 EARTH DIKE
10007816	TANK:ABOVE GRND STORAGE - EARTH DIKE TK 765
10007817	M&E-TANK:ABOVE GRND STORAGE-REF- EF252 EARTH DK FB-765
10007818	M&E-TANK- DOOR SHEETS for TKS 713, 727, & 734
10007819	M&E-TANK:ABOVE GRND STORAGE-REF- NEW EPOXY FLOOR FB-703
10007820	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007821	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-744
10007822	M&E-TANK:ABOVE GRND STORAGE-REF- 8FT DECANTR LIN FB-715
10007823	M&E-TANK:ABOVE GRND STORAGE-REF- 89A2412801-02 FB-706
10007824	M&E-TANK:ABOVE GRND STORAGE-REF- TIE-IN DVN STGE FB-771
10007825	M&E-TANK:ABOVE GRND STORAGE-REF- CHANGE SERVICE FB-740
10007826	M&E-TANK: EXT CIRC LINES FOR ENVIRON. GAS REV. FB-728
10007827	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-729
10007828	M&E - TANK: ABOVE GROUND STORAGE - REF - EF127 FB-729
10007829	M&E - TANK: ABOVE GROUND STORAGE - TK729
10007830	M&E - TANK: ABOVE GROUND STORAGE - EF127 TK 729
10007831	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007832	M&E - TANK: ABOVE GROUND STORAGE - REF - EF258
10007833	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007834	M&E - TANK: ABOVE GROUND STORAGE - REF - EF190 FB-742
10007835	M&E-TANK:ABOVE GRND - 3-SAMPLE VALVES TK 757
10007836	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLASS BTM. FB-742
10007837	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-723
10007838	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-708
10007839	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-712
10007840	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007841	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-770
10007842	M&E - TANK: ABOVE GROUND STORAGE - REF - EF108 FB-725
10007843	M&E - TANK: ABOVE GROUND STORAGE - REF - EF122 FB-728
10007844	M&E - TANK: ABOVE GROUND STORAGE - REF - EF122 FB-728
10007845	M&E - TANK: ABOVE GROUND STORAGE - EF122 TK 728

Exhibit A – Page 3
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007846	M&E-TANK:ABOVE GRND STORAGE-REF- CONVERT SERVICE FB-740
10007847	TANK: ABOVE GROUND - MIXER ON TK 716 (PX-1519)
10007848	M&E - TANK: ABOVE GROUND STORAGE - NU-2 TK 723
10007849	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE
10007850	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-745
10007851	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-709
10007852	M&E - TANK: ABOVE GROUND STORAGE - REF - FB-701
10007853	M&E - TANK: ABOVE GROUND STORAGE - REF - CONE ROOF FB-730
10007854	M&E - TANK: ABOVE GROUND STORAGE - TANK 704
10007855	M&E - TANK: ABOVE GROUND STORAGE - REF - TK-704
10007856	M&E - TANK: ABOVE GROUND STORAGE - REF - EF259
10007857	M&E - TANK: ABOVE GROUND STORAGE - EF140 FB732
10007858	M&E - TANK: ABOVE GROUND STORAGE - REF - EF259
10007859	M&E - TANK: ABOVE GROUND STORAGE - REF - EF140 FB-732
10007860	M&E - TANK: ABOVE GROUND STORAGE - EF140 TK-732
10007861	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-765
10007862	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746
10007863	M&E - TANK: ABOVE GROUND STORAGE - REF - PLATFORM FB-767
10007864	M&E-TANK:ABV GRND STORGE-REF MODIFY T-735 TO T-736
10007865	M&E - TANK: ABOVE GROUND STORAGE - REF - EF172 FB-739
10007866	TANK: ABOVE GROUND STORAGE - REF -CONE ROOF TK 765
10007867	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF 743
10007868	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-705
10007869	TANK: ABOVE GROUND STORAGE - REF - TK 739
10007870	M&E - TANK: ABOVE GROUND STORAGE - REF - EF173 FB-739
10007871	M&E - TANK: ABOVE GROUND STORAGE - REF - EF237 FB-758
10007872	M&E - TANK: ABOVE GROUND STORAGE - REF - EF237 FB-758
10007873	M&E-TANK:ABOVE GRND STORAGE-REF- DEFLECTOR PLATE FB-734
10007874	M&E - TANK: ABOVE GROUND STORAGE - REF - LADDERS FB-766
10007875	M&E-TANK:ABOVE GRND STORAGE-REF- ELECT FACILITIE FB-744
10007876	M&E - TANK: ABOVE GROUND STORAGE - REF - FIREWALL FB-770
10007878	M&E-TANK:ABOVE GRND STORAGE-REF- INSUL ROOF TK 741
10007879	M&E-TANK:ABOVE GRND STORAGE-REF- CNVT TO LDD REG FB-757
10007880	M&E-TANK:ABOVE GRND STORAGE-REF- 88A0440601 FB-734
10007881	M&E - TANK: ABOVE GROUND STORAGE - REF - EF104 FB-724
10007882	M&E - TANK: ABOVE GROUND STORAGE - REF - EF123 FB-728
10007883	M&E - TANK: ABOVE GROUND STORAGE - REF - EF123 FB-728
10007884	M&E - TANK: ABOVE GROUND STORAGE - REF - EF226 FB-755
10007885	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007886	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007887	M&E - TANK: ABOVE GROUND STORAGE - REF - EF207 FB-747
10007888	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-746

Exhibit A – Page 4
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007889	M&E-TANK:ABOVE GRND STORAGE-REF- DEFLECTORS FB-704
10007890	M&E-TANK:ABOVE GRND- DEFLECTORS TK 766
10007891	M&E - TANK: ABOVE GROUND STORAGE - REF - LABOR FB-770
10007892	M&E-TANK:ABOVE GRND STORAGE-REF- FLOOR COATING FB-737
10007893	M&E-TANK:ABOVE GRND STORAGE-REF- AUR PIPELN REV FB-724, FB-748
10007894	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-742
10007895	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-723
10007896	M&E-TANK: FIREWATER DRAIN TK 704
10007897	M&E - TANK: ABOVE GROUND STORAGE - REF - LIGHTNIN FB-711
10007898	LIGHTNING TANK MIXERS - TK703 & TK730 (PX-1637)
10007899	M&E-TANK:ABOVE GRND STORAGE-REF- FB723 RPLC ROOF
10007901	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-758
10007902	M&E - TANK: ABOVE GROUND STORAGE - REF - EF124 FB-728
10007905	M&E - TANK: ABOVE GROUND STORAGE - REF - EF238 FB-758
10007906	TANK 758-HP CONE TK-IN SERV 1954-EF238 FB-758
10007907	M&E - TANK: ABOVE GROUND STORAGE - REF - PLATFORMS FB-759-763
10007908	M&E - TANK: ABOVE GROUND STORAGE - REF - PIPING FB-723
10007910	INSTALLATION OF MIXERS ON TKS 741 & 758
10007911	M&E - TANK: ABOVE GROUND STORAGE - REF - 558725 FB-701
10007912	M&E-TANK:ABOVE GRND STORAGE-REF- WATER VALVES FB-704
10007913	M&E-TANK:ABOVE GRND STORAGE-REF- ELECT FACILITIE FB-732
10007914	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-732
10007915	M&E - TANK: ABOVE GROUND STORAGE - REF - PIPING FB-716
10007916	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-771
10007917	AIR BLOWING FACILITIES FOR FB-714 D.O. TANK
10007918	TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF TK 723
10007919	M&E - TANK: ABOVE GROUND STORAGE - REF - EF103 724
10007920	TANK: ABOVE GROUND STORAGE - TANK 701
10007921	M&E-TANK:ABOVE GRND STORAGE-REF- FLOATING ROOF FB-748
10007922	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-758
10007923	TANK 750 - FLOATING ROOF
10007924	M&E-TANK:ABOVE GRND STORAGE-REF- SITE PREP-TK-764
10007925	M&E-TANK:ABOVE GRND STORAGE-REF- CONCRETE BAFFLE - Fire Protection
10007926	M&E - TANK: ABOVE GROUND STORAGE - REF - GRADING FB-759 - 763
10007927	REPLACING WOODEB SLEEPERS IN TK FIELD & PIPE ALLEY
10007928	M&E-TANK:ABOVE GRND STORAGE-REF- W/CONE ROOF FB-731
10007929	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-737
10007930	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE HEADER FB-751
10007931	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-768
10007932	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-714 & 715
10007933	M&E - TANK: ABOVE GROUND STORAGE - REFINING TANK FB-741
10007934	M&E-TANK:ABOVE GRND STORAGE-REF- FIREWALL DRAIN FB-716

Exhibit A – Page 5
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007935	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007936	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL SYSTEM FB-766
10007938	M&E-TANK:ABOVE GRND STORAGE-REF- TRACE GAGE LINE FB-767
10007939	M&E-TANK:ABOVE GRND STORAGE-REF- FOAM INJ.NOZZLE FB-752
10007940	M&E-TANK:ABOVE GRND STORAGE-REF- TRACE GAGE LINE FB-767
10007941	M&E-TANK:ABOVE GRND STORAGE-REF- FLEX ROOF DRAIN FB-740
10007942	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007943	M&E-TANK:ABOVE GRND STORAGE-REF- REVISE PIPING FB-734
10007944	M&E-TANK:ABOVE GRND STORAGE-REF- LEVEL INDICATOR FB-767
10007945	M&E-TANK:ABOVE GRND- FOAMITE NOZZLES TK 724
10007946	M&E - TANK: ABOVE GROUND STORAGE - TK 771
10007947	M&E-TANK: FLEX.ROOF DRAIN TK 740
10007948	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLASS BTM. FB-742
10007949	TANK ABOVE GRND - EPOXY FLOOR TK 708 (PX-3513)
10007950	M&E-TANK:ABOVE GRND STORAGE-REF- EPOXY FLOOR FB-723
10007951	M&E - TANK: ABOVE GROUND STORAGE - REF - NOZZLE FB-703
10007952	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318701 FB-701
10007953	M&E-TANK:ABOVE GRND STORAGE-REF- MIXER NOZZLE FB-701
10007954	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-710
10007955	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-709
10007956	TANK: ABOVE GROUND STORAGE- REF - CONE ROOF TK-745
10007957	CONVERT TK757 TO LDED & TK 732 TO TYPE A
10007958	M&E-TANK:ABOVE GRND STORAGE-REF- LIGHTNIN W/25HP FB-750
10007959	M&E-TANK:ABOVE GRND STORAGE-REF- FIBERGLAS FLOOR FB-744
10007963	RAILROAD EQPT RR40 RAIL LOADING FACILITY UPGRADE
10010043	DYED LS1 AND LS2
10010056	RAIL CLASS YARD EXPANSION
10010072	UPGD FIRE PROT ON BUTANE SPHERE
10010075	INSTAL LEVL ALRM RV COLLECTN PO
10010076	DCS INSTLN OM/CHG ORDR EX C&O P
10010689	MERCAPTAN INJECTION SYSTEM
10011037	RESIDENCE TANK FB-745 CONVERSION
10011045	RESIDENCE TANK FB-745 CONVERSION
10011049	MERCAPTAN INJECTION SYSTEM
10011159	FB728 TANK INTERNAL FLOATING PAN AND CONE ROOF
10011333	ROOF REPLACEMENT - TANK FB720
10011415	M&E - I.S.B.L. - INSTRUMENTS - REFINING
10011416	PIPING TO UNLOAD FIELD BUTANE
10011454	FLOATING SUCTION - FB731 HVN TANK
10011482	M&E - I.S.B.L. - LINES, PIPING
10011491	TANKFIELD PIPING - DDU ULSD OSBL
10011494	TANKFIELD PIPING PLATFORMS - DDU ULSD OSBL

Exhibit A – Page 6
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10011545	FLOAT SUCTION - FB771 DEBUTANIZED VIRGIN NAPTHA TK
10011680	TANKFIELD PIPING - DDU ULSD OSBL
10011922	M&E - ISBL,LINES, PIPING - FOR TK 757 (PX-3505)
10011923	4" PIPING - LCO RAILRACK
10011978	TANK 729 ROOF UPGRADE
10012299	PIPES & VALVES - ULSD OSBL HANDLING
10012301	MIXER-GD719A - TANK-FB719 - ULSD OSBL HANDLING
10012302	TANK MODIFICATIONS-FB703, FB710, FB711 - ULSD OSBL
10012303	INSTRUMENTATION - ULSD OSBL HANDLING
10012322	M&E-I.S.B.L.-LINES, PIPING-REF- 2409'LF GASOL
10012323	M&E - I.S.B.L. - 4" LEAD-FREE CIRCULATION LINE
10012613	ETHANOL IMPLEMENTATION - TANK 740 LOADING PUMP
10012614	ETHANOL IMPLEMENTATION - TANK 740 LOADING STATION
10012615	ETHANOL IMPLEMENTATION - PIPES, VALVES & FITTINGS
10012616	ETHANOL IMPLEMENTATION - TANK 758 ROOF
10012995	TANK FB-752 - DOUBLE BOTTOM FLOOR
10013027	ISBL LINES & PIPING - IMPROVE C3, C4, LPG HANDLING
10013028	CONCRETE PIER SUPPORTS - LCO RAILRACK
10013810	M&E - FIRE/SAFETY EQPT - REFINING WTR.TO GA-759S
10013886	TANK FB-752 - DOUBLE BOTTOM FLOOR
10014101	GA-771 DUAL TANDEM SEAL ASSEMBLY
10014102	GA-771S DUAL TANDEM SEAL ASSEMBLY
10014103	GA-772 DUAL TANDEM SEAL ASSEMBLY
10014104	GA-772S DUAL TANDEM SEAL ASSEMBLY
10014319	OIL MOVEMENT (O.M.) -BLOCK / BLEED VALVES & PIPING
10014335	GA-780 HVN CHARGE PUMP
FB-707 TANK MODIFICATIONS - WET GAS SCRUBBER
10014814	LPG RERUN PUMP WITH VFD DRIVE - GA-758
10014815	PIPE, VALVES, AND FITTINGS- OFF-SPEC LPG RERUN SYS
10015864	FB-723 Tank Bottom
10016601	FB-717 (2 SETS OF 5 SAMPLE TABS)
10016602	FB-718 (2 SETS OF 5 SAMPLE TABS)
10016603	FB-719 (2 SETS OF 5 SAMPLE TABS)
10016604	FB-720 (2 SETS OF 5 SAMPLE TABS)
10016605	FB-726 (2 SETS OF 5 SAMPLE TABS)
10016606	FB-730 (2 SETS OF 8 SAMPLE TABS)
10016607	FB-732 (2 SETS OF 8 SAMPLE TABS)
10016608	FB-733 (2 SETS OF 8 SAMPLE TABS)
10016609	FB-734 (2 SETS OF 8 SAMPLE TABS)
10016610	FB-723 (2 SETS OF 8 SAMPLE TABS)
10016611	FB-725 (2 SETS OF 5 SAMPLE TABS)
10016612	FB-729 (2 SETS OF 5 SAMPLE TABS)

Exhibit A – Page 7
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10016613	FB-740 (2 SETS OF 5 SAMPLE TABS)
10016614	FB-748 (2 SETS OF 5 SAMPLE TABS)
10016615	FB-750 (2 SETS OF 5 SAMPLE TABS)
10016616	FB-752 (2 SETS OF 5 SAMPLE TABS)
10017148	FB-701 AUTOMATIC TANK GAUGING SYSTEM
10017149	FB-702 AUTOMATIC TANK GAUGING SYSTEM
10017150	FB-753 AUTOMATIC TANK GAUGING SYSTEM
10017151	FB-723 AUTOMATIC TANK GAUGING SYSTEM
10017152	FB-740 AUTOMATIC TANK GAUGING SYSTEM
10017153	FB-725 AUTOMATIC TANK GAUGING SYSTEM
10017154	FB-729 AUTOMATIC TANK GAUGING SYSTEM
10017155	FB-748 AUTOMATIC TANK GAUGING SYSTEM
10017156	FB-750 AUTOMATIC TANK GAUGING SYSTEM
10017157	FB-752 AUTOMATIC TANK GAUGING SYSTEM
10017158	FB-714 AUTOMATIC TANK GAUGING SYSTEM
10017159	FB-715 AUTOMATIC TANK GAUGING SYSTEM
10017160	FB-741 AUTOMATIC TANK GAUGING SYSTEM
10017161	ELECTR./CIVIL INFRASTRUCTURE - AUTO TANK GAUGING
10017162	AUTOMATIC TANK GAUGING PC HARDWARE
10017163	AUTOMATIC TANK GAUGING PC SOFTWARE (ENTIS XL)
10017722	PIPE, VALVES, FITTINGS
10017728	FB-716 NEW ROOF, INTERNAL COATING, AND GAUGE POLE
10017729	FB-718 NEW GAUGE POLE AND COATING
10017730	DISTILLATE SURGE TANK CONTROL VALVE USV-718
10017731	GASOLINE SURGE TANK CONTROL VALVE USV-716
10017732	TANK 716 LEVEL GAUGE LT-7716
10017733	TANK 718 LEVEL GAUGE LT-7718
10017734	TANK 718 TEMPERATURE TRANSMITTER TUT-7718
10017735	TANK 716 TEMPERATURE TRANSMITTER TUT-7716
10017736	TANK 718 HIGH LEVEL SWITCH LSHH-7718
10017737	TANK 716 HIGH LEVEL SWITCH LSHH-7716
10017738	4” PIPING FROM FB-727 TO FB-733
10017738	4" PIPING FROM FB-727 TO FB-733
10019266	SAMPLE TAPS FOR TANK 711
10019401	FB-705 CONE ROOF
10019402	FB-705 ALUMINUM INTERNAL FLOATING ROOF
10019403	FB-705 FOAM CHAMBERS
10019508	TANK 703 NEW DOUBLE BOTTOM
10019509	TANK 703 FOAM CHAMBERS
10019531	TANK 703 NEW BERM
10019755	PIPE/VALVES/FITTINGS - PUMP SUCTION AND DISCHARGE
10021206	LEVEL TRANSMITTER: TKS 711,717,726,727,730,733,734

Exhibit A – Page 8
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10021207	TEMP TRANSMITTERS: TKS 711,717,726,727,730,733,734
10021208	LEVEL ALARMS: TKS 711,717, 726,727,730, 733,734
10021209	LADDER ON TANK FB-741
10021210	LADDER ON TANK FB-715
10021211	PLATFORM FOR FB-702
10021212	PLATFORM FOR FB-717
10021213	PLATFORM FOR FB-752
10021214	GAUGE POLE FOR FB-711
10021215	NEW NOZZLES FOR FB-726 (NO GAUGE POLE)
10021216	GAUGE POLE FOR FB-727
10021217	GAUGE POLE FOR FB-730
10021218	GAUGE POLE FOR FB-733
10021219	GAUGE POLE FOR FB-734
10021220	CONTROL SYSTEM SOFTWARE
10022256	PIPING FOR KEROSENE INJECTION INTO HEATER OIL
10022357	FB-753 NEW DOUBLE BOTTOM WITH COATING
10022358	FB-753 TANK BASIN UPGRADE
10022462	FB-709 NEW DOUBLE BOTTOM WITH COATING
10022463	FB-709 TANK BASIN UPGRADE
10022797	EMERGENCY SHUT-OFF VALVE USV-6754 & CONDUIT/CABLE
10022798	PIPING ASSOCIATED WITH USV-6754
10022799	LEVEL TRANSMITTER: TANK 747
10022800	TEMP TRANSMITTERS TANK 747
10022801	LEVEL ALARM: TANK 747
10022802	CONTROL SYSTEM SOFTWARE
10023702	FB-712 NEW DOUBLE BOTTOM
10023703	FB-712 FOAM PIPING AND CHAMBERS
30000664	Electrical/Instrument Components
30001339	Concrete/Earth
95000461	Repair Costs
95000462	Repair Costs
99000364	TANK 727 FLOOR COATING & REPAIRS
99000370	TANK 764- NEW DOUBLE BOTTOM FLOOR
99000371	TANK 764 - MAJOR PLANNED UPGRADES
99000445	TANK 718 NEW CONE ROOF & COATING
99000454	FB-736 DOUBLE BOTTOM FLOOR
99000455	FB-736 CONE ROOF
99000765	FB-701 TANK RESTORATION COSTS
99000855	FB-728 MISC. REPAIRS AND COATINGS
99000947	FB-714 RING #1
99000948	FB-714 MISC. BOTTOM PATCHING
99000972	FB-727 SECOND COURSE PARTIAL REPLACEMENT

Exhibit A – Page 9
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
99001051	FB-771 PRIMARY SEAL
99001052	FB-771 SECONDARY SEAL
99001053	FB-771 ERF SUMP
99001159	FB-771 TANK BASIN UPGRADE
99001320	FB-753 TANK RESTORATION
99001460	FB-731 OUTER RIM REPLACE AND TANK INSP
99001477	FB-709 CONE ROOF REPLACEMENT
99001667	FB-702 MISC REPAIRS TO PRIMARY & SECONDARY SEALS;
99001668	FB-715 SHELL REPAIRS
99001675	FB-747 BOTTOM REPAIRS
10005992	M&E - I.S.B.L.-INSTRUMENTS-REF- SILVER GASOLINE
10006089	M&E-I.S.B.L.-LINES, PIPING-REF- TK 705 HVN SVC
10006104	FACILITIES TO BLEND RR 40 DSL IN TK 744
10006213	M&E-I.S.B.L.-LINES, PIPING-REF- L.FREE PREMIUM
10006218	M&E-I.S.B.L.-LINES, PIPING-REF- INSUL.&HT.TRACE crude line
10006220	M&E-I.S.B.L.-LINES, PIPING-REF- INSUL.&HT.TRACE crude line
10006238	M&E-I.S.B.L.-LINES, PIPING-REF- SILVER GASOLINE
10006247	M&E - LINES, ELECTRICAL LINES: - EXT LTNG FB-750
10006268	M&E - PUMP UNIT - REFINING - GA730S FLO BYPS
10006289	M&E - PUMP UNIT - REFINING - C3 LOADING
10006320	M&E - PUMP UNIT - REFINING - SITE PREP. GA - 778
10006009	M&E-I.S.B.L.-LINES, PIPING-REF- SEGREGATE RR40
10006056	M&E-I.S.B.L.-LINES, PIPING-REF- PARALLEL CRUDE
10007214	M&E - ANALYTICAL EQPT - REFINING LABORATORY EQPT - LPG Upgrade
10007220	M&E - REFINING COMPRESSOR UNIT - ELECTRICAL:LPG facility upgrade
10007307	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - TRACK #6
10007337	M&E - I.S.B.L.-INSTRUMENTS-REF- CETANE IMPROVR gatepak
10007353	M&E - I.S.B.L. - INSTRUMENTS - REFINING upgrade LPG alarms
10007354	LPG/BUTANE TV SURVIELLANCE & REMOTE STOP VALVES
10007357	M&E - I.S.B.L. - INSTRUMENTS - REFINING LPG upgrade
10007358	M&E - ISBL INSTRUMENTS- REMOTE TRIP LPG/BUTANE
10007464	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L. LPG Upgrade
10007466	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L. LPG facility upgrade
10007470	M&E-I.S.B.L.-LINES, PIPING-REF- LPG FACIL UPGRD
10007474	M&E-I.S.B.L.-LINES, PIPING-REF- RR40 DCO HEADER
10007475	CONVERT FB-756 AST INTO WATER/GASO SEPARATOR
10007527	M&E - LINES, ELECTRICAL LINES: - LPG Upgrade
10007529	M&E - LINES, ELECTRICAL LINES: - LPG facility upgrade
10007531	M&E - LINES, ELECTRICAL LINES: - ALARMS LPG AREA
10007555	M&E - PUC CONST-AOC RFG,TRANS, SP, N LPG facility upgrade
10007587	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318702 FB-729 Mixers
10007606	M&E-TANK:ABOVE GRND STORAGE-REF- S/N 8421318702 FB-729 Mixers

Exhibit A – Page 10
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007613	M&E - FIRE/SAFETY EQPT - REFINING LPG TK.LOAD LIN
10007614	M&E - GARAGE, SERVICE TOOLS & EQUIPMENT
10007615	M&E-GARAGE,SERV TOOLS & EQPT-REF- WARNING LIGHTS
10007617	TRACK 4 - 1500LF
10007618	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF001LF1500
10007619	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF001LF1500
10007620	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF0086-107H
10007621	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF0086-107H
10007622	M&E - GARAGE, SERVICE TOOLS & EQUIPMENT
10007623	M&E-GARAGE,SERV TOOLS & EQPT-REF- RAILROAD SPUR
10007624	M&E-GARAGE,SERV TOOLS & EQPT-REF- C3 LOADING
10007625	M&E-GARAGE,SERV TOOLS & EQPT-REF- CAS'GHD.UNLOAD.
10007626	M&E-GARAGE,SERV TOOLS & EQPT-REF- FIELD C4 UNLOAD
10007627	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007628	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007629	M&E-GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007630	M&E -GARAGE,SERV TOOLS & EQPT-REF- EF005 LPG RACKS
10007631	M&E -GARAGE,SERV TOOLS & EQPT-REF- FIELD C4 UNLOAD
10007632	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - GOODALL
10007633	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007634	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - NU 5
10007635	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006
10007636	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006
10007637	M&E - GARAGE,SERVICE TOOLS & EQPT - REF - EF006
10007638	M&E -GARAGE,SERV TOOLS & EQPT-REF- MOVE SPOUTS 3T2
10007639	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007640	M&E - GARAGE,SERVICE TOOLS & EQUIPMENT - REFINING
10007641	M&E- RR CASINGHEAD UNLOAD GASOLINE (PX-524)
10007642	M&E - I.S.B.L. - INSTRUMENTS - REFINING
10007643	M&E - I.S.B.L.-INSTRUMENTS-REF- MERCAPTAN
10007644	M&E - I.S.B.L.-INSTRUMENTS-REF- STORE METHANOL
10007645	M&E - I.S.B.L. - LINES, PIPING - REF - 3"4" 122'
10007646	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007647	M&E - I.S.B.L. - LINES, PIPING - REF - NU 2
10007648	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007649	M&E - I.S.B.L. - LINES, PIPING - REF - C3 LOADING
10007650	M&E-I.S.B.L.-LINES, PIPING-REF- CASEH'D.UNLOAD
10007651	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007652	M&E - I.S.B.L. - LINES, PIPING - REFINING I.S.B.L.
10007654	M&E - LINES, ELECTRICAL LINES: - LIGHT FIXTURES
10007655	M&E - LINES, ELECTRICAL LINES: - EF001
10007656	M&E - LINES, ELECTRICAL LINES: - EF001

Exhibit A – Page 11
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

Asset No.	Asset Description
10007657	M&E - LINES, ELECTRICAL LINES: - EF001
10007658	M&E - LINES, ELECTRICAL LINES: - FIELD C4 UNLOAD
10007659	M&E - LINES, ELECTRICAL LINES: - FLOODLIGHT
10007660	M&E - LINES, ELECTRICAL LINES: - EF001
10007661	M&E - LINES, ELECTRICAL LINES: - EF001
10007662	M&E - LINES, ELECTRICAL LINES: - EF001
10007663	M&E - LINES, ELECTRICAL LINES: -
10007664	M&E - LINES, ELECTRICAL LINES: -
10007665	M&E - LINES, ELECTRICAL LINES: - FIELD C4 UNLOAD
10007666	M&E - LOADING RACKS - REF FURNACE OIL TO RAIL RACK
10007667	M&E - PUMP UNIT - REFINING - CAS'GHD.RUNDOWN GA-784
10010050	LPG RR LIGHTING UPGRD & SHELTER
10011481	M&E - I.S.B.L. - LINES, PIPING
10016485	LAND IMPROVEMENTS FOR CLASS YARD EXPANSION
10016486	NEW RAILROAD FOR CLASS YARD EXPANSION
10016487	SIX NAPHTHA LOADING ARMS
10016488	NAPHTHA LOADING - PIPES/VALVES/FITTINGS

For clarification purposes only (and for ease of future reference), the storage tanks listed below are intended to be included as part of the Mandan Tankage; however, such tanks may not be set forth in the list above due to certain internal accounting and general ledger issues.

LOCATION	TANK NUMBER	RESERVED CAPACITY (in Barrels)
Mandan	FB-701	96,000
Mandan	FB-702	96,000
Mandan	FB-703	96,000
Mandan	FB-705	96,000
Mandan	FB-706	96,000
Mandan	FB-707	32,900
Mandan	FB-708	30,000
Mandan	FB-709	30,000
Mandan	FB-710	30,000
Mandan	FB-711	30,000
Mandan	FB-712	30,000
Mandan	FB-714	30,000
Mandan	FB-715	20,000
Mandan	FB-716	15,000
Mandan	FB-717	43,000
Mandan	FB-718	30,000
Mandan	FB-719	30,000

Exhibit A – Page 12
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

LOCATION	TANK NUMBER	RESERVED CAPACITY (in Barrels)
Mandan	FB-720	30,000 (OOS)
Mandan	FB-721	10,000
Mandan	FB-722	10,000
Mandan	FB-723	96,000
Mandan	FB-724	96,000 (OOS)
Mandan	FB-725	96,000
Mandan	FB-726	96,000
Mandan	FB-727	96,000
Mandan	FB-728	96,000
Mandan	FB-729	96,000
Mandan	FB-730	96,000
Mandan	FB-731	96,000
Mandan	FB-732	30,000
Mandan	FB-733	96,000
Mandan	FB-734	96,000
Mandan	FB-737	20,000 (OOS)
Mandan	FB-738	43,000
Mandan	FB-740	20,000
Mandan	FB-741	15,000
Mandan	FB-742	30,000 (OOS)
Mandan	FB-743	20,000
Mandan	FB-744	24,000
Mandan	FB-745	20,000
Mandan	FB-746	700
Mandan	FB-747	96,000
Mandan	FB-748	96,000
Mandan	FB-749	300 (OOS)
Mandan	FB-750	96,000
Mandan	FB-751	96,000
Mandan	FB-752	96,000
Mandan	FB-753	96,000
Mandan	FB-754	96,000
Mandan	FB-755	96,000
Mandan	FB-756	24,000
Mandan	FB-758	5,000
Mandan	FB-764	96,000
Mandan	FB-766	22,000
Mandan	FB-767	8,000
Mandan	FB-768	1,000 (OOS)
Mandan	FB-771	96,000
Mandan	FB-773	12
Mandan	FB-774	21

Exhibit A – Page 13
Mandan Tankage, Mandan Rail Rack and Trackage, Mandan LPG Truck Rack

EXHIBIT B

Salt Lake Tankage
Salt Lake Rail Rack and Trackage
Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10012941	PIPING - LCO TO TRUCK RACK LOADING SYSTEM
10004434	M&E -I.S.B.L.-INSTRUMENTS-REF -LOADING RACK
10002558	PIPING, CONTAINMENT PAD, ETC. FOR VACUUM TRUCKS
10004359	M&E-I.S.B.L.-LINES, PIPING-REF-HVY FUEL OIL RK
10005754	DCO TRUCK LOAD OUT
10002553	DCO TRUCK LOAD OUT
10011460	SUCTION AND DISCHARGE PIPING- BLACK WAX TRUCK RACK
10011457	CONCRETE PAD & DRAIN - BLACK WAX TRUCK RACK
10011470	CONCRETE PAD & DRAIN - BLACK WAX TRUCK RACK
10005758	HPD BLACK WAX UNLOADING
10011458	CONRETE PUMP PAD - BLACK WAX TRUCK RACK
10004358	M&E-I.S.B.L.-LINES, PIPING-REF-CRUDE OIL RACK
10004272	M&E-I.S.B.L.-LINES, PIPING-REF-CRUDE UNLOADING
10011459	PUMP - BLACK WAX TRUCK RACK
10011471	PUMP - BLACK WAX TRUCK RACK
10011473	PUMP - BLACK WAX TRUCK RACK
10011472	PUMP - BLACK WAX TRUCK RACK
10004491	M&E-GARAGE, SERV TOOLS & EQPT-REF-CRUDE OIL RACK
10011786	PUMP - BLACK WAX TRUCK RACK
10014884	BLR VAPOR RECOVERY SYSTEM COMPRESSION
10019965	BUTANE LOADING RACK STRUCTURAL REINFORCEMENT
10014885	BLR VAPOR RECOVERY SYSTEM AUTOMATION
10013156	BUTANE LOADING RACK PIPING
10004441	M&E -I.S.B.L.-INSTRUMENTS-REF-BLR TRC GROUDNG
10004363	M&E-I.S.B.L.-LINES, PIPING-REF-BUTANE LOADING
10004122	M&E-PROCESS UNIT COST CONST-AOC -BUTANE LOAD SPT
10013452	LAND (UNION PACIFIC RR TRACKS & PROPERTY)15 ACRES
10020131	LOADING ARMS/FALL PROTECTION SPOT 1/2 - MODIFY LOA
10013453	RAILROAD TRACKS
10011207	PIPING/CONTROL VALVES - ALKYLATE RAIL LOADING RACK
10011208	VAPOR RECOVERY SYS W/ WALKWAY- ALKY RAIL LOAD RACK
10004129	M&E- REF OMD:OFFLOAD KEROSENE FROM RAIL
10004139	M&E -LOADING RACKS -REF
10011258	PIPING/CONTROL VALVES - ALKYLATE RAIL LOADING RACK
10004138	M&E -LOADING RACKS -REF

Exhibit B – Page 1
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004493	M&E-GARAGE, SERV TOOLS & EQPT-REF-TANK CAR LOAD
10014303	BAKKEN CRUDE UNLOADING ARM
10011259	VAPOR RECOVERY SYS W/ WALKWAY- ALKY RAIL LOAD RACK
10004165	M&E -I.S.B.L.-INSTR -REF BLR U/G RAIL SPOT CAMERA
10003954	RAILROAD EQUIPMENT TANK CAR -
10011209	CONCRETE BASE @ VAPOR RECOVERY-ALKY RAIL LOAD RACK
10004365	M&E -I.S.B.L. -LINES, PIPING -REF -UN TRACK
10003955	RAILROAD EQUIPMENT TANK CAR -FREIGHT
10020134	TANK 188
10020127	F-848 PP STORAGE BULLET
10020128	F-849 PP STORAGE BULLET
10020135	PIPING FROM TLR TO TANKAGE
10048457	TANK 245
99000879	TANK 326 TURNAROUND IN 2014
10020136	STRUCTURAL STEEL FOR PIPING AND RELATED TO TANK
10017221	2013 PHASE 1 WAXEY TANK 186
10020129	J-988A PP LOADING PUMPS
10020130	J-988B PP LOADING PUMPS
10003994	M&E -TANK: ABV GRND STRAGE -REF -WATER DRAW SYS
10020318	J-878A SOFT START FOR PUMP
99000409	TANK 328 RESTORATIONS - 2012
10003997	M&E -TANK: ABV GRND STRAGE -REF TANK -LSDHF
99000410	TANK 325 RESTORATIONS - 2012
10014608	BLACK WAX PUMP
10004106	M&E -PUMP UNIT -REF POWER UNIT -WATER DRAW SYS
10004389	M&E -I.S.B.L.-INSTRUMENTS-REF -IN-LINE BLENDER
99001120	TANK 204
10011012	9TH ROAD CROSSING UPGRADE
99000368	TANK 323 RESTORATION - 2011
10004175	M&E -I.S.B.L. -LINES, PIPING -REF -PIPELINE
10014744	UPGRADE SPILL CONTAINMENT 2011
10011819	TK-204 ROOF AND PROTECTIVE COATING TO BOTTOM
10011903	ROOF - TANK 322
10003968	M&E-TANK:ABV GRND STRAGE-REF SLC-OMD TK243 BOTTOM
10013154	TANK 326 (2) PUMPS
10003962	M&E-TANK-REF CAP-SLC-OMD TF2, TK242 FLR REPL
10011934	TK-246 & TK-247 PIPING - ROUTED FOR ULSD #1
10004003	M&E -TANK: ABV GRND STRAGE -REF -TF2 BOTOM REPL
10011967	TK-204 PIPING - ROUTED TO HSD BLENDER (ULSD CONV)
10004030	M&E -TANK: ABOVE GROUND STORAGE
10004137	M&E -PIPING FAC TO GET ISOBUTANE TO BLENDING
10004332	M&E-I.S.B.L.-LINES, PIPING-REF-WATER DRAW SYS

Exhibit B – Page 2
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10004004	M&E -TANK: ABV GRND STRAGE -REF -TF2 BOTTOM REPL
99000357	TANK 243 RESTORATION - 2010
10004328	M&E-I.S.B.L.-LINES, PIPING-REF-OFF-TEST LINE
10004311	M&E-I.S.B.L.-LINES, PIPING-REF-IN-LINE BLENDER
10002568	UNITED MS-B 4" DISTILLATE PIPELINE PUMP
10004284	M&E-I.S.B.L.-LINES, PIPING-REF-TF3 ALKYLATE LP
10003966	M&E-TANK-SLC-TANK 245 SECONDRY CONTAINMNT BOTTOM
10002991	9TH ROAD CROSSING UPGRADE - PIPING
10004123	M&E -PROCESS UNIT COST CONST- NEW BLACK WAX PUMP
10013059	UPGR TANK CONTAINMENT SYS - ADJACENT TANKS 206/268
10003964	M&E-TANK:ABV GRND STRAGE-CAP-SLC-OMD TK209 BOTTOM
10003969	M&E -TANK: ABV GRND STRAGE -REF ABV GRND STRAGE -
10003999	M&E -TANK: ABV GRND STRAGE -REF TANK -LSDHF
10011715	ULTRAFORMATE 6"RUNDOWN LINE-OMD CONTRL RM TO TK298
10004300	M&E-I.S.B.L.-LINES, PIPING-REF-UPGRADE@TANK206
10004196	M&E -I.S.B.L. -LINES, PIPING -REF I.S.B.L.: -
10004024	M&E -TANK: ABOVE GROUND STORAGE
10012940	PIPING FROM TANK 211 TO PIPELINE
10004126	M&E -PROC UNIT COST CONST- TF2, TK 141 BOTTOM REPL
10004025	M&E -TANK: ABOVE GROUND STORAGE
10014260	TANK GAUGING UPGRADES 2008
10013145	REMOTE TELEMETRY UNIT 3 - LEVEL TRANSMITTER
10004169	M&E - REF CAP-SLC-OMD TURBO RUNDOWN EXPANSION
10004026	M&E -TANK: ABV GRND STRAGE -REF TANK -INTERNAL
10004010	M&E -TANK: ABV GRND STRAGE -REF TANK -STEEL BOTTOM
10004290	M&E-I.S.B.L.-LINES, PIPING-REF-TANK FARM NO 2
10003961	M&E-TANK-REF TF3 TK307 BOTTOM REPL & INTERNL COAT.
10004013	M&E -TANK: ABV GRND STRAGE -REF -NEW BOTTOM&ROOF
10022472	TANK 190
10003956	M&E -PIPING 1997 OMD MCI
10004000	M&E -TANK: ABV GRND STRAGE -REF -142 BOT REPLACE
10002570	SECONDARY FLOOR - TANK # 252
10010218	REPLACE PRIMARY AND SECONDARY SEAL IN TANK 326
10003970	M&E -TANK: ABV GRND STRAGE -REF
10004128	M&E- REF TK 141 CONVERSN TO RR 40/LCCO
10004088	M&E -PUMP UNIT -REF POWER UNIT -P-857 TK FARM#3
10004390	M&E -I.S.B.L.-INSTRUMENTS-REF -IN-LINE-BLENDER
10004335	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 206
10004028	M&E -TANK: ABV GRND STRAGE -REF -PH 79 CKM0865
10003981	M&E -TANK: ABV GRND STRAGE -REF TANK -FOAM DAM
10011469	ROAD CROSSING - TANK FARM # 2
10004351	M&E -I.S.B.L. -LINES, PIPING -REF -TF2

Exhibit B – Page 3
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10003982	M&E -TANK: ABV GRND STRAGE -REF TANK -NEW BOTTOM
10003993	M&E -TANK: ABV GRND STRAGE -REF -PRIM/SEC SEALS
10004310	M&E-I.S.B.L.-LINES, PIPING-REF-INLINE BLENDER
10004021	M&E -TANK: ABOVE GROUND STORAGE
10002571	SECONDARY FLOOR - TANK # 308
10003973	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10003971	M&E -TANK: ABV GRND STRAGE -REF
10003988	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY/SC SEAL
10004017	M&E -TANK: ABV GRND STRAGE -REF TANK -PIPING
10004049	M&E -TANK: ABV GRND STRAGE -REF TANK -STEAM HEAT
10004298	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 12" 1000'
10005760	OMD 813 A/B/C LOW FLOW SWITCH
10004046	M&E -TANK: ABV GRND STRAGE -REF -HTG LEVEL SYS
10004012	M&E -TANK: ABV GRND STRAGE -REF TANK -NEW BOTTOM
10003998	M&E -TANK: ABV GRND STRAGE -REF -HTG LEVEL SYS
10004029	M&E -TANK: ABV GRND STRAGE -REF -FIBERGLASS BTM
10003967	M&E-TANK-CAP-SLC-OMD PLATFRMS AT TK188 & TK246
10004355	M&E -I.S.B.L. -LINES, PIPING -REF -TF #2&3
10003972	M&E -TANK: ABV GRND STRAGE -REF TANK -EXTERNAL
10004164	M&E -I.S.B.L.-INSTR -REF GASOLINE COMPOSITOR
10004007	M&E -TANK: ABOVE GROUND STORAGE
10004329	M&E-I.S.B.L.-LINES, PIPING-REF-MTBE CTL VALVE
10004034	M&E -TANK: ABV GRND STRAGE -REF -FIBERGLASS BTM
10004297	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 12" X 650'
10004127	M&E -TF2, TK 297 PRIMARY SEAL REPL & INTRNL COATNG
10004155	M&E -LINES, ELECTRICAL LINES: -TF3 PUMP STA
10004047	M&E -TANK: ABV GRND STRAGE -REF -SN-90A2968501
10004327	M&E -I.S.B.L. -LINES, PIPING -REF -TF2 TF3
10004044	M&E -TANK: ABOVE GROUND STORAGE
10003965	M&E-TANK-REF CAP-SLC-OMD-TK328 SEAL REPL
10005764	OMD-U/G T-329 RV & PIPING
10004089	M&E -PUMP UNIT -REF POWER UNIT -P-860ATK FARM#3
10003995	M&E -TANK: ABV GRND STRAGE -REF -RING REPLACEMNT
10004353	M&E-I.S.B.L.-LINES, PIPING-REF-TF2 INSULATED
10004356	M&E-I.S.B.L.-LINES, PIPING-REF-TF#3 RELOCATE
10004294	M&E-I.S.B.L.-LINES, PIPING-REF-TANK FARM NO 3
10004016	M&E -TANK: ABV GRND STRAGE -REF -ALTAMONT CRUDE
10004027	M&E -TANK: ABV GRND STRAGE -REF TANK -INTERNAL
10004051	M&E -TANK: ABV GRND STRAGE -REF -UNLOADING PIPE
10003974	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10003978	M&E -TANK: ABV GRND STRAGE -REF -HEIGHT EXTENSIN
10004463	M&E-GARAGE, SERV TOOLS & EQPT-REF-OVERFLOW BASIN

Exhibit B – Page 4
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10014057	OMD LIFT STATION LEVEL TRANSMITTERS
10004061	M&E -PUMP UNIT -REF POWER UNIT -TK FARM #3
10003336	M&E-TANK:ABOVE GROUND STRAGE-REF FOUNDATIONS
10003076	UPGRADE J818 PUMP AT TANK 190
10003990	M&E -TANK: ABOVE GROUND STORAGE
10004371	M&E -I.S.B.L.-INSTRUMENTS-REF -TF3 LIGHTNG U/G
10004081	M&E -PUMP UNIT -REF POWER UNIT -6" PRODUCTS PL
10004070	M&E -PUMP UNIT -REF POWER UNIT -P-751 8" PROD PL
10004084	M&E -PUMP UNIT -REF POWER UNIT -P-751 8" PROD PL
10003987	M&E -TANK: ABV GRND STRAGE -REF TANK -90A2965501
10004009	M&E -TANK: ABV GRND STRAGE -REF -JENSEN 605-1.5
10004035	M&E -TANK: ABV GRND STRAGE -REF -MODEL 308RSES30
10004430	M&E -I.S.B.L.-INSTRUMENTS-REF -OMD-TAS TERMNAL
10004350	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 246
10003976	M&E -TANK: ABV GRND STRAGE -REF -SEAL EXTENSION
10003991	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK LEVEL
10003983	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY SEALS
10004020	M&E -TANK: ABV GRND STRAGE -REF TANK -CONE ROOF
10011641	HONEYWELL BLENDING SYSTEM - COMPUTER HARDWARE
10003339	M&E -TANK: ABOVE GROUND STORAGE
10004393	M&E-I.S.B.L.-INSTRUMENTS-REF-BUTANE BLENDING
10004006	M&E -TANK: ABV GRND STRAGE -REF -JENSEN 620-VA20
10004240	M&E-I.S.B.L.-LINES, PIPING-REF-6" & 8" PROD U/G
10004286	M&E -I.S.B.L. -LINES, PIPING -REF -TF #2
10004014	M&E -TANK: ABV GRND STRAGE -REF TANK -TK 252 DIKE
10004065	M&E -PUMP UNIT -REF POWER UNIT -TF BLENDER-1
10004018	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK 243
10003996	M&E -TANK: ABOVE GROUND STORAGE
10004033	M&E -TANK: ABV GRND STRAGE -REF TANK -VALVES
10004321	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 141
10003975	M&E -TANK: ABV GRND STRAGE -REF TANK -FOAM DAM
10003985	M&E -TANK: ABV GRND STRAGE -REF -JENSEN F-605-5
10003989	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10004050	M&E -TANK: ABV GRND STRAGE -REF -STEAM HEAT TRAC
10003337	M&E -TANK: ABOVE GROUND STORAGE
10003979	M&E -TANK: ABV GRND STRAGE -REF TANK -DEA STORAGE
10004160	M&E -LINES, ELECTRICAL LINES: -TF2 TANKS
10004336	M&E-I.S.B.L.-LINES, PIPING-REF-T #190 JUMPOVER
10004085	M&E -PUMP UNIT -REF POWER UNIT -TK FARM3#2
10004337	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 325
10003980	M&E -TANK: ABV GRND STRAGE -REF -SECONDARY SEAL
10004002	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK BOTTOM

Exhibit B – Page 5
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10003958	M&E -TOWER -REF TOWER -LSDHF BLNDR TWR
10004045	M&E -TANK: ABV GRND STRAGE -REF -INLET MANIFOLD
10004052	M&E -TANK: ABV GRND STRAGE -REF -BUTANE BLANKET
10004402	M&E -I.S.B.L.-INSTRUMENTS-REF -COMP. SAMPLER
10004115	M&E-PROCESS UNIT COST CONST-AOC -OCTANE BLENDER
10012334	TK-246 & TK-247 PIPING - ROUTED FOR ULSD #1
10004326	M&E-I.S.B.L.-LINES, PIPING-REF-T325 JP-4FILTER
10004415	M&E -I.S.B.L.-INSTRUMENTS-REF-AVGAS BLENDING
10003992	M&E -TANK: ABV GRND STRAGE -REF -PRIMARY/SE SEAL
10004001	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK BOTTOM
10004068	M&E -PUMP UNIT -REF POWER UNIT -TF BLENDER-1
10004334	M&E-I.S.B.L.-LINES, PIPING-REF-T-325 JUMPOVER
10004120	M&E -PROCESS UNIT COST CONST-TANK 309
10004161	M&E -LINES, ELECTRICAL LINES: -TF3 TK 309 PUMP
10003338	M&E -TANK: ABOVE GROUND STORAGE
10004015	M&E -TANK: ABV GRND STRAGE -REF TANK -TANK 243
10004154	M&E -LINES, ELECTRICAL LINES: -TF4 FLOOD LIGHT
10004323	M&E -I.S.B.L. -LINES, PIPING -REF -TANK 309
10004341	M&E-I.S.B.L.-LINES, PIPING-REF-325TK CROSSOVER
10004022	M&E -TANK: ABV GRND STRAGE -REF TANK -ULR SERVICE
10004330	M&E-I.S.B.L.-LINES, PIPING-REF-T-325 JUMPOVER
10004345	M&E-I.S.B.L.-LINES, PIPING-REF-WATER SUC TF4
10003340	M&E -TANK: ABOVE GROUND STORAGE
10003984	M&E -TANK: ABOVE GROUND STORAGE
10004074	M&E -PUMP UNIT -REF PUMP POWER UNIT-TK-206
10003986	M&E -TANK: ABOVE GROUND STORAGE
10004011	M&E -TANK: ABV GRND STRAGE -REF TANK -INSTALLATION
10004039	M&E -TANK: ABV GRND STRAGE -REF TANK -LOWER LEGS
10004086	M&E -PUMP UNIT -REF POWER UNIT -TK FARM #2
99001185	TANK 212 TURNAROUND
10020133	NEW PIPING FOR OLEFINS
10004347	M&E-I.S.B.L.-LINES, PIPING-REF-156-188-268-322
10002560	SECONDARY BOTTOM & COATING - TANK # 158
10023600	TANK 244 ABOVE GROUND TANK
10020108	J-928G - YELLOW WAX CHARGE PUMPS
10020109	J-928H - YELLOW WAX CHARGE PUMPS
10020110	J-928E - BLACK WAX CHARGE PUMPS
10020111	J-928F - BLACK WAX CHARGE PUMPS
10020317	J-878A BOOSTER PUMP
10004121	M&E-PROCESS UNIT COST CONST-AOC -J809 PRESSUR SW
10004075	M&E -PUMP UNIT -REF POWER UNIT -J823B 3HP
10004107	M&E -PUMP UNIT -REF POWER UNIT -J892 PUMP

Exhibit B – Page 6
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

Asset No.	Asset Description
10005741	J-813 & J813A MOTOR STARTERS
10004346	M&E -I.S.B.L. -LINES, PIPING -REF -TF 2 & 3
10002807	PRIMARY & SECONDARY SEALS FOR TANK #298
10017856	SLC ETHANOL RATIO BLENDING PIPING & EQUIPMENT
10017855	SLC ETHANOL RATIO BLENDING SKIDS
10016669	ETHANOL RAIL UNLOADING RACK
10023825	PIPING FOR SAFETY SHOWER -ETHANOL UNLDG RACK
99000880	TANK 142 TURNAROUND IN 2014
10004487	M&E-GARAGE, SERV TOOLS & EQPT-REF-142 TK FIREWALL
10005749	RELOCATE TK 155 OOS PRESSURE VENT
10005681	M&E-PROCESS UNIT COST CONST-AOC -TF2 PIPING T245
99000762	TANK 291 YEAR 2013 TURNAROUND
99001737	TANK 328 ABOVE GROUND STORAGE TANK
99001540	TANK 330 TURNAROUND
99001540	TANK 330 TURNAROUND
10020317	J-878A BOOSTER PUMP
TBD	TANK 427D

For clarification purposes only (and for ease of future reference), the storage tanks listed below are intended to be included as part of the Salt LakeTankage; however, such tanks may not be set forth in the list above due to certain internal accounting and general ledger issues.

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
Salt Lake City	141	14,896
Salt Lake City	142	14,323
Salt Lake City	155	10,313
Salt Lake City	157	19,915
Salt Lake City	158	19,915
Salt Lake City	186	58,748
Salt Lake City	188	58,748
Salt Lake City	190	48,348
Salt Lake City	204	55,094
Salt Lake City	206	62,091
Salt Lake City	209	(OOS)
Salt Lake City	212	56,627
Salt Lake City	213	56,627
Salt Lake City	236	56,627

Exhibit B – Page 7
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
Salt Lake City	242	55,688
Salt Lake City	243	55,209
Salt Lake City	244	15,484
Salt Lake City	245	24,071
Salt Lake City	246	11,190
Salt Lake City	247	11,190
Salt Lake City	248	60,000
Salt Lake City	252	55,688
Salt Lake City	291	15,107
Salt Lake City	294	(OOS)
Salt Lake City	297	3,275
Salt Lake City	298	3,575
Salt Lake City	305	5,117
Salt Lake City	306	5,117
Salt Lake City	307	6,714
Salt Lake City	308	6,714
Salt Lake City	309	(OOS)
Salt Lake City	310	(OOS)
Salt Lake City	312	(OOS)
Salt Lake City	314	(OOS)
Salt Lake City	315	(OOS)
Salt Lake City	321	24,171
Salt Lake City	322	37,871
Salt Lake City	323	37,871
Salt Lake City	324	54,974
Salt Lake City	325	54,974
Salt Lake City	326	54,974
Salt Lake City	327	54,974
Salt Lake City	328	54,974
Salt Lake City	329	10,313
Salt Lake City	330	24,071
Salt Lake City	331	33,105
Salt Lake City	848	2,800
Salt Lake City	849	2,800
Salt Lake City	427A	606
Salt Lake City	427B	606
Salt Lake City	427C	905
Salt Lake City	427D	905

Exhibit B – Page 8
Salt Lake Tankage, Salt Lake Rail Rack and Trackage, Salt Lake Refinery Truck Racks

EXHIBIT C

LARW Tankage and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013233	Offsites - Buildings - 241 RP&S Control Room
10013238	Offsites - Buildings - Blender In-Line
10013251	Offsites - Blending
10013258	Offsites - Onsite Piping
10013271	Offsites - Pumps
10013281	Offsites - Tankage - TK-000476
10013303	Offsites - Tankage - TK-007501
10013304	Offsites - Tankage - TK-011000
10013305	OFFSITES - TANKAGE - TK-011001 LCO
10013306	Offsites - Tankage - TK-011002
10013307	OFFSITES - TANKAGE - TK-011003 DIESEL
10013308	Offsites - Tankage - TK-011004
10013309	Tank - TK-013500 FIRE WATER
10013310	TANK 013501 FIRE WATER
10013311	Offsites - Tankage - TK-013502
10013312	Offsites - Tankage - TK-013503
10013313	Offsites - Tankage - TK-013504
10013314	Offsites - Tankage - TK-013505
10013315	OFFSITES - TANKAGE - TK-013506 JET FUEL
10013316	Offsites - Tankage - TK-013507
10013317	OFFSITES - TANKAGE - TK-013508 AVGAS
10013318	Offsites - Tankage - TK-013509
10013319	Offsites - Tankage - TK-013510
10013320	TANK 013511 BRINE WATER TANK
10013321	Offsites - Tankage - TK-013512
10013330	Offsites - Tankage - TK-036001
10013331	OFFSITES - TANKAGE - TK-036002 JET A
10013332	Offsites - Tankage - TK-076000
10013333	Offsites - Tankage - TK-080034
10013334	Offsites - Tankage - TK-080038
10013335	Offsites - Tankage - TK-080039
10013336	Offsites - Tankage - TK-080042
10013338	OFFSITES - TANKAGE - TK-080044 GASOLINE
10013339	Offsites - Tankage - TK-080049
10013340	Offsites - Tankage - TK-080050

Exhibit C – Page 1
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013341	Offsites - Tankage - TK-080051 AZ-BOB
10013342	Offsites - Tankage - TK-080055
10013343	OFFSITES - TANKAGE - TK-080062 NAPTHA
10013344	OFFSITES - TANKAGE - TK-080063 HS CAT FEED
10013345	Offsites - Tankage - TK-080064
10013346	Tank 080065
10013347	Offsites - Tankage - TK-080065 Resid
10013348	Offsites - Tankage - TK-080066
10013349	Offsites - Tankage - TK-080067
10013350	Offsites - Tankage - TK-080069
10013351	Offsites - Tankage - TK-080070 AVJET A
10013352	Offsites - Tankage - TK-080077
10013353	Offsites - Tankage - TK-080078
10013354	OFFSITES - TANKAGE - TK-080080 CRUDE
10013355	Offsites - Tankage - TK-080081
10013356	Offsites - Tankage - TK-080083
10013357	Offsites - Tankage - TK-080084 SLOP
10013358	Offsites - Tankage - TK-080085
10013359	Offsites - Tankage - TK-080087
10013360	Offsites - Tankage - TK-080089
10013361	Offsites - Tankage - TK-080090
10013362	Offsites - Tankage - TK-080091
10013363	Offsites - Tankage - TK-080209
10013364	OFFSITES - TANKAGE - TK-080210 GASOLINE
10013365	Offsites - Tankage - TK-080211
10013366	Offsites - Tankage - TK-080212
10013367	OFFSITES - TANKAGE - TK-080213 NAPTHA
10013368	Offsites - Tankage - TK-080214 Naptha
10013369	Offsites - Tankage - TK-080215
10013370	Offsites - Tankage - TK-080217 - FCCU Hvy Naptha
10013371	Offsites - Tankage - TK-080219
10013372	OFFSITES - TANKAGE - TK-080220 CARBOB
10013373	OFFSITES - TANKAGE - TK-080221 REFORMER CHARGE
10013374	Offsites - Tankage - TK-096000
10013375	Offsites - Tankage - TK-096059
10013376	Offsites - Tankage - TK-118066
10013377	Offsites - Tankage - TK-125002
10013378	Offsites - Tankage - TK-125003
10013379	OFFSITES - TANKAGE - TK-125004 HTU NAPTHA
10013384	OFFSITES - TANKAGE - TK-020426 SOUR WATER
10013387	Offsites - Vapor Recovery Unit
10013432	RP&S: MOV FOR P-1692

Exhibit C – Page 2
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013448	GEN PLT, Gasoline Blendin
10013456	P/L PIG LAUNCHER & RECEIVER - AT REFINERY
10013472	TANK 7501 DOUBLE BOTTOM
10013473	TANK 13505 DOUBLE BOTTOM
10013474	TANK 80034 DOUBLE BOTTOM
10013475	TK 80217 - DOUBLE TANK BOTTOM NAPHTHA
10013477	TANK 80216 - ALUMINUM DOME
10013478	TANK 96000 - ALUMINUM DOME
10013543	TANK 80216 - ALUMINUM DOME REFORMATE
10013544	TANK 7501 DOUBLE BOTTOM
10013545	TANK 13505 DOUBLE BOTTOM CRU 2/3 LT. NAPHTNA
10013563	TANK 80034 DOUBLE BOTTOM
10013564	TK 80217 - DOUBLE TANK BOTTOM
10013567	TANK 96000 - ALUMINUM DOME GASOLINE
10013608	RPS Analyzers and Instrumentation
10013646	80084 SAAB TANK RADAR PRO GAUGE
10013647	80062 SAAB TANK RADAR PRO GAUGE
10013648	80085 SAAB TANK RADAR PRO GAUGE
10013649	80070 SAAB TANK RADAR PRO GAUGE
10013650	36002 SAAB TANK RADAR PRO GAUGE
10013651	80068 SAAB TANK RADAR PRO GAUGE
10013652	80058 REX LEVEL GAUGES
10013653	80080 SAAB TANK RADAR PRO GAUGE
10013654	80219 SAAB TANK RADAR PRO GAUGE
10013655	80081 SAAB TANK RADAR PRO GAUGE
10013656	80089 SAAB TANK RADAR PRO GAUGE
10013657	80063 SAAB TANK RADAR PRO GAUGE
10013658	80061 SAAB TANK RADAR PRO GAUGE
10013659	80067 SAAB TANK RADAR PRO GAUGE
10013660	7201 SAAB TANK RADAR PRO GAUGE
10013661	80083 SAAB TANK RADAR PRO GAUGE
10013662	80065 REX LEVEL GAUGES
10013663	80064 REX LEVEL GAUGES
10013664	80082 REX LEVEL GAUGES
10013665	7501 SAAB TANK RADAR PRO GAUGE
10013666	80079 SAAB TANK RADAR PRO GAUGE
10013667	80066 REX LEVEL GAUGES
10013671	80087 SAAB TANK RADAR PRO GAUGE
10013674	80084 SAAB TANK RADAR PRO GAUGE
10013675	80062 SAAB TANK RADAR PRO GAUGE
10013676	80085 SAAB TANK RADAR PRO GAUGE
10013677	80070 SAAB TANK RADAR PRO GAUGE

Exhibit C – Page 3
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10013678	36002 SAAB TANK RADAR PRO GAUGE
10013679	80068 SAAB TANK RADAR PRO GAUGE
10013680	80058 REX LEVEL GAUGES
10013681	80080 SAAB TANK RADAR PRO GAUGE
10013682	80219 SAAB TANK RADAR PRO GAUGE
10013683	80081 SAAB TANK RADAR PRO GAUGE
10013684	80089 SAAB TANK RADAR PRO GAUGE
10013685	80063 SAAB TANK RADAR PRO GAUGE
10013686	80061 SAAB TANK RADAR PRO GAUGE
10013687	80067 SAAB TANK RADAR PRO GAUGE
10013688	7201 SAAB TANK RADAR PRO GAUGE
10013689	80083 SAAB TANK RADAR PRO GAUGE
10013690	80065 REX LEVEL GAUGES
10013691	80064 REX LEVEL GAUGES
10013692	80082 REX LEVEL GAUGES
10013693	7501 SAAB TANK RADAR PRO GAUGE
10013694	80066 REX LEVEL GAUGES
10013695	80087 SAAB TANK RADAR PRO GAUGE
10013817	TANK 80090 DOUBLE BOTTOM
10013818	TANK 80066 DOUBLE BOTTOM
10013819	TANK 80049 DOUBLE BOTTOM
10013820	TANK 96000 DOUBLE BOTTOM
10013880	P-1691 CENTRIFUGAL PUMP - HORIZONTAL
10013927	TRANSMIX 600' PIPING & 3" VALVE
10013928	TRANSMIX TRANSMITTER (72-FT924)
10014112	72PV-0532 MINIMUM FLOW BYPASS
10014113	72FV-1302 FLOW CONTROL VALVE
10014114	72FT-1302 WEDGE METER/ TRANSMITTER
10014115	72FV-1303 FLOW CONTROL VALVE
10014116	72FT-1303 WEDGE METER/ TRANSMITTER
10014117	72PV-1304 MINIMUM FLOW BYPASS
10014118	72FV-1301 HVY CRUDE CONTROL VALVE (RP&S)
10014119	72FT-1301 WEDGE METER/TRANSMITTER
10014120	72FV-1306 FLOW CONTROL VALVE
10014121	72FT-1306 WEDGE METER/TRANSMITTER
10014132	Offsites - Tankage - TK-080216 CRU HN
10014314	TRANSMIX 600' PIPING & 3" VALVE
10014340	TK-80090 -RP&S FLOATING ROOF STORAGE TANK FUEL OIL
10014341	TK-76000 - RP&S DOUBLE BOTTOM INSTALLATION
10014348	TK-80083 - RP&S FIXED ROOF STORAGE TANK - SLOP OIL
10014349	RPS-2 ILB FTIR ANALYZER 72AIT613
10014350	RPS-2 ILB FTIR ANALYZER 72AIT614

Exhibit C – Page 4
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10014351	RPS-2 ILB FTIR ANALYZERS PLC 72LCP612
10014425	TK-80211 GASOLINE DOUBLE BOTTOM
10014427	TANK - 80069 SLOP
10014777	FIRE FOAM PIPING FOR TANK 80212
10014778	FIRE FOAM PIPING FOR TANK 80216
10014779	FIRE FOAM PIPING FOR TANK 96000
10014780	TK-80068
10014783	TK-80071 CRUDE
10015027	TANK 80075
10015028	MIXERS (ME-931 AND ME-932) FOR TANK 80075
10015029	SAMPLE PUMP P-3619 FOR TANK 80075
10015030	PIPING / ELECTRICAL - TANK 80075
10015031	INSTRUMENTATION AND AUTOMATION - TANK 80075
10015032	TANK 80079 CRUDE
10015033	TANK 80079 MIXERS ME-919 AND ME-920
10015034	SAMPLE PUMP P-3583 FOR TANK 80079
10015035	TANK 80079 PIPING / ELECTRICAL
10015036	TANK 80079 INSTRUMENTATION AND AUTOMATION
10015043	TANK 80076
10015044	TANK 80076 SAMPLE PUMP P-3583 & MOTOR M-4572
10015045	TANK 80076 MIXERS & MOTORS ME-921/922, M-4568/4569
10015046	TANK 80076 PIPING / ELECTRICAL
10015047	TANK 80076 AUTOMATIC GAUGING
10015255	TANK 80058
10015256	TANK 80058 ELECTRICAL
10015257	TK 80058 SAMPLE PUMP P-3617 MOTOR M-4598/4596/4597
10015258	TK 80058 PIPING
10015259	TANK 80058 GAUGE INSTRUMENTATION AND AUTOMATION
10015260	TANK 80214 ELECTRICAL
10015261	TANK 80214 DOUBLE BOTTOM
10015262	TANK 80214 PUMP P-3616 AND MOTOR M-4596
10015263	TANK 80214 PIPING
10015264	TANK 80214 GAUGING INSTRUMENTATION AND AUTOMATION
10015804	TANK 80216 DOUBLE BOTTOM
10015805	TANK 80216 INSTRUMENTATION AND GAUGING
10015806	TANK 80216 ELECTRICAL
10015807	TANK 80216 SAMPLE PUMP P-3622 M-4609
10015808	TANK 80216 PIPING
10015959	TANK 80045 WITH FLOATING ROOF
10015960	TANK 80045 INSTRUMENTATION AND ELECTRICAL
10015961	TANK 80045 MIXER ME-0935, MOTOR M-4606,
10015962	TANK 80045 SAMPLE PUMP P-3621 AND MOTOR M-4608

Exhibit C – Page 5
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10015963	TANK 80045 PIPING
10015964	TANK 80045 AUTOMATIC GAUGING
10015978	TANK 80033 DIESEL
10015979	TANK 80033 INSTRUMENTATION AND GAUGING
10015980	TANK 80033 ELECTRICAL
10015981	TANK 80033 PIPING
10015982	TANK 80033 SAMPLE PUMP
10015983	TANK 80033 MIXER AND MOTOR
10016540	TANK 80072
10016541	TANK 80072 SAMPLE PUMP MOTOR P-3620 M-4605
10016542	TANK 80072 MIXER ME-933 & MOTOR M-4603
10016543	TANK 80072 MIXER ME-934 & MOTOR M-4604
10016544	TANK 80072 ELECTRICAL
10016545	TANK 80072 INSTRUMENTATION AND AUTOMATION
10016546	TANK 80072 PIPING
10016548	TANK 80061
10016549	TANK 80061 SAMPLE PUMP MOTOR P-3637 & MOTOR M-4626
10016550	TANK 80061 MIXER ME-940 & MOTOR M-4623
10016551	TANK 80061 ELECTRICAL
10016552	TANK 80061 INSTRUMENTATION AND AUTOMATION
10016553	TANK 80061 PIPING
10016577	TANK 80037
10016578	TANK 80037 SAMPLE PUMP P-3657 MOTOR M-4646
10016579	MIXER ME-948 & MOTOR M-4647
10016580	TANK 80037 ELECTRICAL
10016581	TANK 80037 INSTRUMENTATION AND AUTOMATION
10016582	TANK 80037 PIPING
10016583	TANK 80212 DOUBLE BOTTOM REPLACEMENT
10016584	TANK 80212 ELECTRICAL
10016585	TANK 80212 INSTRUMENTATION AND AUTOMATION
10016586	TANK 80212 PIPING
10016632	RAILROAD TRACKS RR-1175
10016705	TANK 80082
10016706	Tank 80082 SAMPLE PUMP P-3639 & MOTOR M-4628
10016707	Tank 80082 Piping
10016708	Tank 80082 MIXER ME-942 & MOTOR M-4625
10016709	Tank 80082 MIXER ME-943 & MOTOR M-4630
10016710	Tank 80082 ELECTRICAL
10016711	Tank 80082 INSTRUMENTATION AND AUTOMATION
10016721	TANK 80042 RADAR GAUGES
10016723	TANK 80044 RADAR GAUGES
10016724	TANK 80045 RADAR GAUGES

Exhibit C – Page 6
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10016725	TANK 80049 RADAR GAUGES
10016726	TANK 80050 RADAR GAUGES
10016727	TANK 80051 RADAR GAUGES
10016728	TANK 80055 RADAR GAUGES
10016729	TANK 80057 RADAR GAUGES
10016730	TANK 80209 RADAR GAUGES
10016731	TANK 80210 RADAR GAUGES
10016732	TANK 80211 RADAR GAUGES
10016733	TANK 80212 RADAR GAUGES
10016734	TANK 80213 RADAR GAUGES
10016735	TANK 80214 RADAR GAUGES
10016736	TANK 80215 RADAR GAUGES
10016737	TANK 80216 RADAR GAUGES
10016738	TANK 80217 RADAR GAUGES
10016739	TANK 80220 RADAR GAUGES
10016740	TANK 80221 RADAR GAUGES
10016741	TANK 96000 RADAR GAUGES
10016742	TANK 96059 RADAR GAUGES
10016743	TANK 125002 RADAR GAUGES
10016744	TANK 125003 RADAR GAUGES
10016745	TANK 125004 RADAR GAUGES
10016922	TANK 80057
10016923	TK 80057 SAMPLE PUMP P-3638 & M-4627
10016924	TK 80057 MIXER ME-941 & MOTOR M-4624
10016925	TANK 80057 ELECTRICAL
10016926	TANK 80057 INSTRUMENTATION AND AUTOMATION
10016927	TANK 80057 PIPING
10017129	RP&S UGH PIPING
10017164	TANK 80033 FOAM PIPING
10017668	FOAM PIPING TK 80075
10017669	FOAM PIPING TK 80071
10017670	TK ROOF 13505
10017672	TK ROOF 80066
10017673	FOAM PIPING TK 80090
10017674	FOAM PIPING TK 80090 ADDTL COST
10017675	FOAM PIPING TK 13505
10017676	FOAM PIPING TK 80066
10017718	FOAM PIPING TK 80076
10017915	RP&S FIREWATER PIPING - PH 2-3
10018771	RP&S WATER DRAW LINES NTF
10019386	TK 80219 SLUDGE IMPROVEMENTS-PIPING
10019394	LINE-51 PRESSURE RELIEF VALVE TAG# R-7129

Exhibit C – Page 7
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10019395	LINE-51 PRESSURE RELIEF VALVE TAG# R-7130
10019396	LINE-51 PIPING
10019400	RP&S TK 80219 DOUBLE BOTTOM
10019510	LAR-W TANK FARM-SYSTEM 1 PIPING
10019511	LAR-W TANK FARM-SYSTEM 3 PIPING
10019512	LAR-W TANK FARM-SYSTEM 4 PIPING
10019513	LAR-W TANK FARM-SYSTEM 5 PIPING
10019514	LAR-W TANK FARM-SYSTEM 6 PIPING
10019515	LAR-W TANK FARM-SYSTEM 7 PIPING
10019991	INLINE BLENDING RVP ANALYZER ELEMENT 72-AE-0658A
10019992	INLINE BLENDING RVP ANALYZER ELEMENT 72-AE-0658B
10019993	INLINE BLENDING RVP ANALYZER TRANSMITTER 72-AT-065
10019994	INLINE BLENDING RVP ANALYZER SAMPLE CON 72-AU-0658
10020138	SLUDGE PIPING REROUTE FROM TK-7501 & TK-7201
10020144	3 10' CONNECT PIPELINE CARSON TERMINAL 2 LNS 28/32
10020323	8,200' PIPELINE EXT OF 71R/79R @ VAULT 252 TO LARW
10021447	E51 7130 RV RE-ROUTE TO SLOPS- 42 FT-6 INCH PIPE
10021659	TANK 776 TRANSMITTERS -TANK GAUGING-PHASE III
10021660	TANK 777 TRANSMITTERS -TANK GAUGING-PHASE III
10021661	TANK 778 TRANSMITTERS -TANK GAUGING-PHASE III
10021662	TANK 779 TRANSMITTERS -TANK GAUGING-PHASE III
10021663	TANK 780 TRANSMITTERS -TANK GAUGING-PHASE III
10021664	TANK 1501 TRANSMITTERS -TANK GAUGING-PHASE III
10021665	TANK 1502 TRANSMITTERS -TANK GAUGING-PHASE III
10021666	TANK 1503 TRANSMITTERS -TANK GAUGING-PHASE III
10021667	TANK 6000 TRANSMITTERS -TANK GAUGING-PHASE III
10021668	TANK 6001 TRANSMITTERS -TANK GAUGING-PHASE III
10022407	METHANOL INJECTION FOUNDATION
10022420	HCU TO TK 80035 6" LINE - 110 FT
10022423	FPT BTTMS TO ULSD- CNTRL VALVE TO TK 36002 -FV 208
10022424	FPT BTTMS TO ULSD - CNTRL VALVE TO TK 80070 - PV 2
10022425	FPT BOTTOMS TO ULSD - PIPING 40 FT
10022598	LARW - GASOLINE COMP. TK FRM PIPE - 100 FT, 10 INC
10022663	PROPANE LOADOUT REC - VPR LINE 560 FT - AVRG 3 INC
10022664	PROPANE LOADOUT REC - 3" CV TO FLARE (74-FV525)
10022665	PROPANE LOADOUT REC - 2" CV TO PRPN BULLET (74-FV5
10022666	PROPANE LOADOUT REC - MERCAPTAN CONV. BED (V-3634)
10022667	PROPANE LOADOUT REC. ELECT & INSTRUMENTATION
10022677	DISTILLATE TIE - T16 (LBT) PIPING - 50FT, 12 INCH
10022778	RP&S ADDT'L WATER DRAW LINES
10023010	RP&S ADDT'L WATER DRAW LINES (FINAL PHASE)
10023311	TANK 80092

Exhibit C – Page 8
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10023653	OFFSITES - TANKAGE - TK-080071-origin# 100042927-1
10023654	Offsites - Tankage - TK-080075-origin# 100042931-1
10023655	OFFSITES - TANKAGE - TK-080079-origin# 100042935-1
10023656	80079 SAAB TANK RADAR PRO GAUG-origin# 100043910-1
10023728	PACIFIC PIPELINE - PLC-PNL-1
10023729	PACIFIC PIPELINE - RIO-PNL-1
10023730	PACIFIC PIPELINE - RIO-PNL-2
10023802	TANK 80036
10023856	TANK 125001
30000280	TANK 80039 REBUILD
30000391	TANK 80065 REBUILD
30000396	TANK 80081 REBUILD
30000404	TANK 80038 REBUILD
30000463	Piping
30001283	TANK 125001 REBUILD
30001292	TANK 80036 REBUILD
30003929	TANK 80060 REBUILD
95000478	TANK 80218 1ST & 2ND SHELL COURSE
99000507	TANK 80221 DOUBLE BOTTOM REPLACEMENT
99001074	TANK 125000 FOAM CHAMBERS AND PIPING
99001075	TANK 125000 REBUILD
99001076	TANK 125000 INSTRUMENTATION AND ELECTRICAL
99001077	TANK 125000 PIPING
99001078	TANK 125000 SAMPLE STATIONS
99001358	TANK 80035
99000595	TANK 80218 ROOF REPLACEMENT
99000596	TANK 80218 INSTRUMENTATION AND GAUGING
10013383	OFFSITES - TANKAGE - TK-080218 WATER
10013996	Offsites - Tankage - TK-007201
10016513	TRUCK RACK FLARE HEADER PIPING
10016514	TRUCK RACK FLARE HEADER FOUNDATION AND SUPPORT
10016515	TRUCK RACK RELIEF VALVE R-6875
10016516	TRUCK RACK RELIEF VALVER-6876
10016517	TRUCK RACK RELIEF VALVER-6877
10016518	TRUCK RACK RELIEF VALVER-6878
10016519	TRUCK RACK RELIEF VALVER-6879
10016520	TRUCK RACK RELIEF VALVER-6705
10016521	TRUCK RACK RELIEF VALVER-6706
10016522	TRUCK RACK FH FIREPROOFING
10016523	TRUCK RACK FH INSTRUMENTATION
10017119	LPG TRUCK LOADING PIPING & VALVES PH1
10017209	LAR TKRK FLOW LOOP 02F106

Exhibit C – Page 9
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10017210	LAR TKRK FLOW LOOP 74F0522
10020598	PROPANE RACK INSTRUMENTATION UPGRADES
10021646	RP&S-BUTANE TRUCK RCK PIPING - 150', 8"
10021647	RP&S-BUTANE TRUCK RCK PIPING - 350', 6"
10021648	RP&S-BUTANE TRUCK RCK PIPING - 150' - 4"
10021649	RP&S-BUTANE TRUCK RCK PIPING - 240' - 2"
10022899	RP&S-PROPANE TRUCK RCK PIPING - 50', 1"
10022900	RP&S-PROPANE TRUCK RCK PIPING -100', 10"
10022901	RP&S-PROPANE TRUCK RCK PIPING - 100', 6"
10022902	RP&S-PROPANE TRUCK RCK PIPING - 100', 3"
10022903	RP&S-PROPANE TRUCK RCK PIPING -150', 4"
10022904	RP&S-PROPANE TRUCK RCK -FLARE PIPING - 200', 2"
10022905	RP&S-PROPANE EQUALIZING LINE- 200', 2"
10012677	RAILROAD UNDERPASS CATHODIC PROTECTION ANODE BEDS
10012663	P/L PIG LAUNCHER & RECEIVER - AT REFINERY
10013262	In Line Blend Analyzers & Instrumentation
10018911	CUSTODY TRANSFER METER TAG# 72FT-111
10018912	TRANSMIX METER TAG# 72 FE-112
10018913	TRANSMIX METER TAG# 72 FE-113
10018914	TRANSMIX CUSTODY METER ELECTRICAL
10018915	TRANSMIX VALVE TAG# 72 FV-112
10018916	TRANSMIX VALVE TAG# 72 FV-113
30000174	Tank Gauges PH III
30000177	RAIL CAR FALL PROTECTION
30000308	LARW NW Tank Farm 5B Firewater Piping
30000335	70 Series Butane Sphere Level Gauges
30001335	LARW NW Tank Farm 5A Firewater Piping
10018873	LOADING RACKS
10018829	TK 0014 MTBE SO TK FIELD 3N/8W
10018831	TK 0959 FCC FEED E. OF #9 C.T. 22N/1W
10018834	TK 0061 COLD SOUR GAS OIL
10018835	TK 0062 REFORMATE
10018836	TK 0063 REFORMATE
10018837	TK 0773 HYDRO GO FD ASPH. BLENDG. 9N/4E
10018840	TK 0064 ALKYLATE
10018841	TK 0031 MTBE UNF JP-4 SO TK FIELD 8N/4W
10018864	TANKS < 4,000 BBLs (COUNT: 63)
10019290	INTERMEDIATE STOVE OIL FLEX
10020609	TK-73 PRESSURE TRANSMITTER
10020610	TK-76 PRESSURE TRANSMITTER
10023767	TANK 62 ACTUATOR - 75-HV-718
10023768	TANK 63 ACTUATOR -75-HV-719

Exhibit C – Page 10
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

Asset No.	Asset Description
10018838	TK 0016 ANS CRUDE N. SLOPE S. TK FIELD 3N/10W
10018839	TK 0017 ANS CRUDE N. SLOPE S. TK FIELD 3N/11W
10018846	1 CRUDE TK 0190 SLOP OIL UN TOLUENE 3N/2E
30001382	Other Machinery & Equipment
95000479	TANK 61 FLOOR
10019475	SPHERE 78 FIRE DELUGE SYSTEM
10021279	TK-FARM PROGRAMMABLE LOGIC CONTROLLER 75-PLC-9333
10021534	TK 16 - CRUDE FILL LINE (12"-206')
10021535	TK 16 - ALT FILL LINE (8"-152')
10021536	TK 16 - SUCTION LINE (12"-161')
10021537	TK 17 - CRUDE FILL LINE (12"-168')
10021538	TK 17 - ALT FILL LINE (8"-173')
10021539	TK 17 - SUCTION LINE (12"-185')
10022613	#1 TRTR TO PUMP SLAB PIPING - 200 FT - AVG 6 INCH
10047918	JET FUEL PIPING LINE 103
10023060	LARW FIREWATER SYSTEM NW TANK - 5A

For clarification purposes only (and for ease of future reference), the storage tanks listed below are intended to be included as part of the LARW and LARC Tankage; however, such tanks may not be set forth in the list above due to certain internal accounting and general ledger issues.

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
LAR - Carson	14	358,162
LAR - Carson	16	96,247
LAR - Carson	17	95,649
LAR - Carson	31	82,396
LAR - Carson	61	100,965
LAR - Carson	62	100,312
LAR - Carson	63	100,600
LAR - Carson	64	100,220
LAR - Carson	73	30,570
LAR - Carson	74	15,021
LAR - Carson	75	14,972
LAR - Carson	76	30,570
LAR - Carson	78	10,239
LAR - Carson	959	163,366
LAR - Carson	350	1,770
LAR - Carson	351	1,770

Exhibit C – Page 11
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
LAR - Carson	352	1,770
LAR - Carson	353	1,770
LAR - Carson	354	1,770
LAR - Carson	355	1,770
LAR - Carson	398	6,910
LAR - Carson	399	6,910
LAR - Carson	677	16,671 (OOS)
LAR - Carson	678	16,690 (OOS)
LAR - Carson	679	16,307 (OOS)
LAR - Carson	680	16,279 (OOS)
LAR - Carson	681	30,000
LAR - Carson	682	30,000
LAR - Carson	683	30,000
LAR - Carson	684	30,000
LAR - Carson	773	97,844
LAR - Wilmington	476	400
LAR - Wilmington	776	700
LAR - Wilmington	777	700
LAR - Wilmington	778	700
LAR - Wilmington	779	700
LAR - Wilmington	780	700
LAR - Wilmington	1501	985
LAR - Wilmington	1502	985
LAR - Wilmington	1503	985
LAR - Wilmington	6000	6,000
LAR - Wilmington	6001	6,000
LAR - Wilmington	7201	7,156
LAR - Wilmington	7501	8,395
LAR - Wilmington	11000	11,567
LAR - Wilmington	11001	11,567 (OOS)
LAR - Wilmington	11002	11,567 (OOS)
LAR - Wilmington	11003	11,567 (OOS)
LAR - Wilmington	11004	11,567 (OOS)
LAR - Wilmington	13500	13,818 (OOS)
LAR - Wilmington	13501	13,818 (OOS)
LAR - Wilmington	13502	13,818
LAR - Wilmington	13503	13,818
LAR - Wilmington	13504	13,818
LAR - Wilmington	13505	13,818
LAR - Wilmington	13506	13,818
LAR - Wilmington	13507	13,818 (OOS)

Exhibit C – Page 12
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
LAR - Wilmington	13508	13,818
LAR - Wilmington	13509	13,818 (OOS)
LAR - Wilmington	13510	13,818
LAR - Wilmington	13511	13,818
LAR - Wilmington	13512	13,818 (OOS)
LAR - Wilmington	20426	20,144
LAR - Wilmington	36001	36,612
LAR - Wilmington	36002	36,612
LAR - Wilmington	50000	50,000
LAR - Wilmington	76000	76,158
LAR - Wilmington	80033	81,383
LAR - Wilmington	80034	81,383
LAR - Wilmington	80035	81,383
LAR - Wilmington	80036	81,383
LAR - Wilmington	80037	81,383
LAR - Wilmington	80038	81,383
LAR - Wilmington	80039	81,383
LAR - Wilmington	80042	81,383
LAR - Wilmington	80044	81,383
LAR - Wilmington	80045	81,383
LAR - Wilmington	80049	81,383
LAR - Wilmington	80050	81,383
LAR - Wilmington	80051	81,383
LAR - Wilmington	80055	81,383
LAR - Wilmington	80057	82,340
LAR - Wilmington	80058	81,383
LAR - Wilmington	80061	81,383
LAR - Wilmington	80062	81,383
LAR - Wilmington	80063	81,383
LAR - Wilmington	80064	81,383
LAR - Wilmington	80065	81,383
LAR - Wilmington	80066	81,383
LAR - Wilmington	80067	81,383
LAR - Wilmington	80068	81,383
LAR - Wilmington	80069	81,383
LAR - Wilmington	80070	81,383
LAR - Wilmington	80071	81,383
LAR - Wilmington	80072	81,383
LAR - Wilmington	80075	78,511
LAR - Wilmington	80076	81,383
LAR - Wilmington	80077	81,383

Exhibit C – Page 13
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
LAR - Wilmington	80078	81,383
LAR - Wilmington	80079	81,383
LAR - Wilmington	80080	81,383
LAR - Wilmington	80081	81,383
LAR - Wilmington	80082	81,383
LAR - Wilmington	80083	81,383
LAR - Wilmington	80084	81,383
LAR - Wilmington	80085	81,383
LAR - Wilmington	80087	81,383
LAR - Wilmington	80089	81,383
LAR - Wilmington	80090	81,383
LAR - Wilmington	80091	81,383
LAR - Wilmington	80092	81,383
LAR - Wilmington	80209	85,610
LAR - Wilmington	80210	85,610
LAR - Wilmington	80211	85,610
LAR - Wilmington	80212	85,610
LAR - Wilmington	80213	85,610
LAR - Wilmington	80214	85,610
LAR - Wilmington	80215	85,610
LAR - Wilmington	80216	85,610
LAR - Wilmington	80217	85,610
LAR - Wilmington	80218	80,000
LAR - Wilmington	80219	85,610
LAR - Wilmington	80220	85,610
LAR - Wilmington	80221	81,239
LAR - Wilmington	96000	96,689
LAR - Wilmington	96059	96,689
LAR - Wilmington	118066	117,477
LAR - Wilmington	125000	123,278
LAR - Wilmington	125001	123,278
LAR - Wilmington	125002	125,897
LAR - Wilmington	125003	125,897
LAR - Wilmington	125004	125,897

Exhibit C – Page 14
LARW and LARC Tankage
LARW Rail Rack and Trackage & LARC Rail Rack and Trackage
LARW LPG Truck Rack & LARC LPG Truck Rack

EXHIBIT J

Wingate Terminal

Asset No.	Asset Description
L000000068	Normal Butane Rail Pump
L000000069	Normal Butane Rail Pump
L000000070	Iso-Butane Pipeline Pump
L000000072	Fire Water Pump House
L000000073	Control Room
L000000074	Boiler House
L000000075	Warehouse
L000000076	New Front Office
L000000077	IE Shop
L000000078	Welding Shop
L000000079	Rail Rack
L000000080	Owned Rail - 20000 LN SQ FT
L000000081	Normal Butane Storage Sphere
L000000082	Normal Butane Storage Sphere
L000000083	Gasoline Storage Sphere
L000000084	Gasoline Storage Sphere
L000000085	Gasoline Storage Sphere
L000000086	Gasoline Storate Sphere
L000000087	Gasoline Storage Sphere
L000000088	ISO Butane Tank
L000000089	ISO Butane Tank
L000000090	Propane Tank
L000000091	Propane Tank
L000000092	Propane Storage Tank
L000000093	Normal Butane Tank
L000000094	Gasoline Vent KO Drum
L000000095	Re-Run
L000000105	Vin#1FT7W2ZB67BEC97445
L000000308	Caterpillar Generator
L000000427	Backhoe Loader
L000000428	2012 Xtreme Telehandler Forklift
TBD	Flare
TBD	Water pipeline
TBD	Off site water tanks

For clarification purposes only (and for ease of future reference), the storage tanks listed below are intended to be included as part of the WingateTankage; however, such tanks may not be set forth in the list above due to certain internal accounting and general ledger issues.

Exhibit J – Page 1
Wingate Terminal

LOCATION	TANK NUMBER	RESERVED CAPACITY (in barrels)
Wingate Terminal	V-500 - V-505	8,004
Wingate Terminal	V-506 - V-510	8,521
Wingate Terminal	V-516 - V-518	5,450
Wingate Terminal	V-511 - V515	12,413
Wingate Terminal	V-200 - V-207	9,941
Wingate Terminal	V-208	1,243
Wingate Terminal	V-400 - V-407	10,652
Wingate Terminal	V-209 - V-214	10,291
Wingate Terminal	V-215	7,676
Wingate Terminal	V-216	10,313
Wingate Terminal	V-100 - V-101	12,390
Wingate Terminal	V-102 - V-103	20,791
Wingate Terminal	V-104	10,313
Wingate Terminal	V-519	95

Exhibit J – Page 2
Wingate Terminal

EXHIBIT P

Excluded Assets and Liabilities

Mandan Refinery

Asset Description
High voltage equipment, transformers and feeders up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties
ResCar train car repair facility

Salt Lake City Refinery

Asset Description
High voltage equipment, transformers and feeders up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties
Main fire water piping running along the perimeter of the tank farm and outside of the tank farm boundary
Any storm or wastewater piping inside the boundary of the tank farm

Exhibit P – Page 1
Excluded Assets and Liabilities

LARW Refinery Unit and LARC Refinery Unit

Asset Description
High voltage equipment and feeders remains the responsibility of the refinery up to the disconnect at the switch rack dedicated to assets owned by the Logistics Parties
Main 210lb steam line to/from the LARW Refinery Unit and the sulfur recovery plant (“SRP”)
Stripped pipelines to/from LARW Refinery Unit and the SRP
Fuel gas pipeline to/from LARW Refinery Unit and the SRP
Spare pipeline to/from LARW Refinery Unit and the SRP
Cross plant DEA
Cross plant flare
Cross plant LPG/H2/fuel gas system
Cross plant sour water systems
Cross plant vapor recovery systems unless equipment if fitted on tanks
Cross plant slop systems
Blended effluent pipeline from LCOD/HCOD to tank 80043
Wastewater separators and ponds
SRP blow down line from the SRP to ditch at tank-80216
Communication trunks and utility piping to/from the SRP and the refinery

Wingate Terminal

Asset Description
Fractionation plant with associated vessels and piping
Bakersfield Asphalt Terminal

Asset Description
Tank T-60002 (owned by Granite Construction)

Exhibit P – Page 2
Excluded Assets and Liabilities